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Exhibit 10.39

Addendum to Standard Commercial Lease Agreement

        This Addendum to Standard Commercial Lease Agreement is made this 15th day of September 2001 by and between Mid-West Terminal Warehouse Company,  Inc., a Missouri corporation, (hereinafter Lessor) and Musician's Friend, Inc. a Oregon corporation, (hereinafter Lessee). Lessor and Lessee acknowledge that Guitar Center, Inc., a California corporation, and owner of Lessee will act as a Guarantor to this Addendum to Lease Agreement making Guitar Center, Inc. an additional Lessee under this Addendum to Lease Agreement.

Witnesseth:

        WHEREAS, Lessor and Lessee are parties to a Standard Commercial Lease Agreement dated June 7, 2000 for the 141,180 square foot distribution facility located at 1491 Universal Avenue Kansas City, Missouri (hereinafter Lease Agreement) Exhibit A attached, and

        WHEREAS, Pursuant to section 3 5 "Expansion Facility" of that Lease Agreement, Lessee has the option to expand the existing 141,180 square foot facility under the terms and conditions of that certain section, and

        WHEREAS, Lessee elects to exercise the option to expand the facility and Lessor agrees to expand the facility for Lessee.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

1.     Expansion Specifications.

The expansion facility shall be 111,000 square feet and shall be constructed of at least the same shell construction standards as the existing 141,180 square foot facility. All lighting, electrical, HVAC, and sprinkler systems shall be to the same standards as the existing 141,180 square foot facility. The expansion facility shall be constructed on the east side of the existing 141,180 square foot facility and will be a contiguous addition allowing for pass-through between the Expansion facility and the existing 141,180 square foot facility. Exhibit B attached.

2.     Expansion Facility Lease Rate.

The Lease rate for the 111,000 square foot Expansion facility shall be $4.63 a square foot per year. The $4.63 a square foot per year lease rate includes the additional costs for tenant improvements. The tenant improvements included in the lease rate are a 3,000 square foot office and parking to the north for 78 cars.

The Lease rate for the existing 141,180 square foot facility shall remain $4.44 a square foot.

3.     Taxes.

Base Year Taxes on the Expansion facility shall be equal to .40 cents per square foot or $44,400.00 per year with the Base Year being 2002.

4.     Lease Term for Expansion.

Commencing when Lessee takes occupancy of the Expansion facility and terminating at midnight June 30, 2007. The Term applies to both the Expansion facility and the existing 141,180 square feet.

5.     Guarantee.

Guitar Center, Inc., parent of Lessee to Lease Agreement and additional Lessee under this Addendum to Lease Agreement, shall act as a Guarantor to all terms and conditions contained in this Addendum to Lease Agreement and all terms and conditions relating to the Expansion facility in the Lease Agreement.

6.     Lease Agreement.

Upon occupancy of the Expansion Facility by Lessee all of the terms and conditions of the Lease Agreement, with the exception of those contradictory terms and conditions contained herein, shall be in full force and effect and govern the Expansion facility just as if the Expansion facility were part of the "Premises" defined in the Lease Agreement.

IN WITNESS WHEREOF, The parties hereby execute this Agreement as of the day and year first set forth above.

Lessor: MID-WEST TERMINAL WAREHOUSE COMPANY, INC.		Lessee: MUSICIAN'S FRIEND, INC.

By:	/s/ C. RODNEY LAMOTHE	By:	/s/ ROBERT V. EASTMAN
Title:	President	Title:	CEO
Date:	10/4/01	Date:	9/20/01

Lessee / Guarantor: GUITAR CENTER, INC.

By:	/s/ BRUCE L. ROSS
Title:	C.F.O.
Date:	10/2/2001

Acknowledgment

Page Two (2) and Page Three (3) of the Addendum to Standard Commercial Lease Agreement by and between Mid-West Terminal Warehouse Company Inc. (LESSOR) and Musician's Friend, Inc. (LESSEE), and Guitar Center, Inc. (GURANTOR) dated September 15, 2001 contain the incorrect date, August 15, 2001, in the upper left hand corner.

Page Two (2) and Page Three (3) of the Addendum to Standard Commercial Lease Agreement should contain the date September 15, 2001 in the upper left hand comer. All other parts of the Addendum are correct and true and remain the Agreement of the parties.

Acknowledged this the 20th day of February 2002 by:

MID-WEST TERMINAL WAREHOUSE COMPANY, INC.		MUSICIAN'S FRIEND, INC.

By:	/s/ C. RODNEY LAMOTHE	By:	/s/ ROBERT V. EASTMAN
Title:	President	Title:	CEO

GUITAR CENTER, INC.

By:	/s/ BRUCE L. ROSS
Title:	CFO

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Addendum to Standard Commercial Lease Agreement
Witnesseth
Acknowledgment